                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                        March 15, 2005 (March 10, 2005)

                     St. Mary Land & Exploration Company
             (Exact name of registrant as specified in its charter)

          Delaware                     001-31539               41-0518430
(State or other jurisdiction          (Commission             (IRS Employer
      of incorporation)               File Number)          Identification No.)

             1776 Lincoln Street, Suite 700, Denver, Colorado 80203
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (303) 861-8140

                                 Not applicable
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

         On March 10, 2005, St. Mary Land & Exploration Company issued a press release announcing that its Board of Directors has approved a 2-for-1 stock split, to be effected in the form of a stock dividend whereby stock holders of record on March 21, 2005 will be issued one additional share of St.
Mary common stock for each share owned as of that date. The additional shares from the stock dividend are expected to be distributed on or about March 31,
2005. A copy of the press release is furnished as Exhibit 99.1 to this report.

         On March 14, 2005, the Company issued a press release announcing that for the period from March 15, 2005 to September 14, 2005 its $100 million in
5.75% senior convertible notes due 2022 will, subject to the terms of the indenture under which they were issued, accrue contingent interest at the rate of 0.50% per annum, in addition to the 5.75% annual rate of interest that the notes have stated on the face of the indenture. A copy of the press release is furnished as Exhibit 99.2 to this report.

         In addition, the Company is filing as Exhibit 10.1 to this Form 8-K a
Form of Restricted Stock Unit Award Agreement which the Company expects to use for awards under the Company's Restricted Stock Plan. The filing of such exhibit is unrelated to the events discussed in the two preceding paragraphs.

Item 9.01  Financial Statements and Exhibits.

      (c)  Exhibits. The following exhibits are furnished as part of this report:

           Exhibit 10.1   Form of Restricted Stock Unit Award Agreement

           Exhibit 99.1   Press release of St. Mary Land & Exploration
                          Company dated March 10, 2005

           Exhibit 99.2   Press release of St. Mary Land & Exploration
                          Company dated March 14, 2005

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       ST. MARY LAND & EXPLORATION COMPANY

Date:  March 15, 2005                  By: /S/ DAVID W. HONEYFIELD
                                           -----------------------
                                           David W. Honeyfield
                                           Vice President - Finance,
                                           Treasurer and Secretary